                                                                   EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Registration Statement of Base Ten Systems, Inc. on Form S-8 of our report dated December 23, 1996, appearing in the Annual Report on Form 10-K of Base Ten Systems, Inc. for the year ended October 31, 1996.




DELOITTE & TOUCHE LLP

Parsippany, New Jersey
February 13, 1997




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